SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON,  D. C.  20549



                                 FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): August 18, 2000


                                  E*twoMedia.com
            ----------------------------------------------------------
                (Exact name of registrant as specified in charter)



                                        Nevada
                                 --------------------
                     (State or other jurisdiction of incorporation)

					0-18049
                                    --------------
                               (Commission file number)


                                      91-1317131
                                  --------------------
                           (IRS employeridentification no.)


                           67 Brompton Road, London, SW3 1DB
                 -----------------------------------------------------
                      (Address of principal executive) (Zip Code)


        --------------------------------------------------------------------
             (Former name or former address, if changed since last report)

1

ITEM 1.		CHANGES IN CONTROL OF REGISTRANT

		No Change.

ITEM 2.		ACQUISITION OR DISPOSITION OF ASSETS

		No Change.

ITEM 3.		BANKRUPTCY OR RECEIVERSHIP

		Not Applicable.

ITEM 4.		CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

		No Change.

ITEM 5.		OTHER EVENTS

		AMENDMENT OF ARTICLES OF INCORPORATION (ARTICLE FOUR)
		-----------------------------------------------------
		Article Four of the Articles of Incorporation of E*twoMedia.com Inc
		have been amended as follows:

		ARTICLE FOUR
		----------------------

		The total number of voting common stock authorized that may be issued
		by the corporation is 750,000,000 shares of common stock having $.001
		par value. Said shares without nominal or par value may be issued by
		the corporation from time to time for such considerations as may be
		fixed from time to time by the Board of Directors.

2

A copy of the Notice and Minutes of the Board of Directors of E*twoMedia.com authorizing the Amendment are attached hereto as Exhibit A and are incorporated herein by this reference.

ITEM 6.		APPOINTMENT OF REGISTRANT'S DIRECTORS

		E*twoMedia.com accepted the consent to act as a Director from John L. Beckett as of July 13, 2000.

		E*twoMedia.com accepted the consent to act as a Director from Frank J. Joslin as of July 13, 2000.

		The Registrant presently has the following directors:

			Director		E*twoMedia Shares Owned Or In
			----------		--------------------------------
						The Process of Being Acquired
						--------------------------------


		1.	Daniel Jefferies		16,670,000

		2.	John L. Beckett				Nil

		3.	Frank J. Joslin				Nil

ITEM 7.		FINANCIAL STATEMENTS AND EXHIBITS

		Not Applicable

ITEM 8.		CHANGE IN FISCAL YEAR

		Not Applicable

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



						E*twoMedia.com



Date:	August 18, 2000 			By:	/s/  Daniel Jefferies
						-----------------------------------
 						Daniel Jefferies
						President and Chairman of the Board
3

					EXHIBIT A

E*twoMedia.com,
A NEVADA CORPORATION

NOTICE OF
SPECIAL MEETING OF BOARD OF DIRECTORS

I, Daniel Jefferies, Chairman of the Board of E*twoMedia.com, a Nevada Corporation, do hereby give notice of the time, place and purposes of the Board of Directors of this Corporation; do hereby fix the director's meeting by telephonic communication on July 13, 2000, 5:00, P.M., at 67 Bromption Road, London, SW3 1DB, for consideration of and action upon the following matters:

1. To authorize Amendment of the Articles of Incorporation, Article Four, which will supersede the Amendment of the Articles of Incorporation filed with the Secretary of State, which authorized the total 50,000,000 shares of common stock issued at $.001 par value per share.

2. Article Four shall be amended increasing the authorized shares to 750,000,000 common stock at $.001 par value per share.

3. And any other relevant business.

Dated:	July 13, 2000


					/s/  Daniel Jefferies
					----------------------------------------
 					Daniel Jefferies, Chairman of the Board



E*twoMedia.com

MINUTES OF THE SPECIAL MEETING OF THE
BOARD OF DIRECTORS

TIME AND PLACE

The special meeting of the Board of Directors of E*twoMedia.com, a Nevada Corporation was held on July 13, 2000, at the hour of 5:00 P.M., the time and place as referenced in the Notice of Special Meeting of Board of Directors, signed by Daniel Jefferies, Chairman of the Board of the Corporation.

MEMBERS OF THE BOARD OF DIRECTORS PRESENT

The following Directors of the Corporation constituting a majority of the members of the Board of Directors were present at the meeting:
Daniel Jefferies, John L. Beckett and Frank J. Joslin.

CHAIRMAN AND SECRETARY

Daniel Jefferies presided as Chairman of the Board and John L. Beckett acted as Secretary and kept the minutes thereof.

The Chairman announced the purpose of the meeting was as follows:

1. To authorise Amendment of the Articles of Incorporation, Article Four, which will supersede the Amendment of the Articles of Incorporation filed with the Secretary of State, which authorized the total 50,000,000 shares of common stock issued at $.001par value per share.

2. Article Four shall be amended increasing the authorized shares to 750,000,000 common stock at $.001 par value per share.

3. And any other relevant business.

Thereupon, after discussion, on motion duly made and seconded the following resolutions were unanimously adopted.

1

BOARD OF DIRECTOR'S RESOLUTION AMENDING ARTICLES


RESOLVED, that Article Four of the Articles of Incorporation of E*twoMedia.com is hereby amended, and to supersede the previous
1998 Amendment, to read as follows:

ARTICLE FOUR
----------------------

The total number of voting common stock authorized that may be issued by the Corporation is 750,000,000 shares of common stock having $.001 par value.
Said shares without nominal or par value may be issued by the Corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

RESOLVED FURTHER,that by approval of the foregoing amendments of the Articles of Incorporation by the vote or written consent of the Board of Directors, Certificates of Amendment shall be executed, verified by the President and Secretary of the Corporation, and forwarded to the Secretary of State for filing.

ADJOURNMENT

There being no further business, on motion duly made and seconded, and no objections being made, the chairman declared the meeting adjourned.

Dated:	July 13, 2000

						/s/  Daniel Jefferies
						----------------------------------------
						Daniel Jefferies, Chairman of the Board